UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 13, 2012

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street, 2nd Floor
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (646) 553-4845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc. (the “Company”)

August 14, 2012

Item 2.02.	Results of Operations and Financial Condition.

The information contained in this Item 2.02, together with the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On August 14, 2012, the Company issued a press release reporting preliminary results for the fiscal quarter ended June 30, 2012, a copy of which is furnished herewith as Exhibit 99.1 to this Form 8-K and incorporated herein by reference, and conducted a conference call regarding its financial results for such fiscal quarter. A transcript of the earnings conference call is furnished herewith as Exhibit 99.2 to this Form 8-K.

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective August 7, 2012, Seth Hamot and Peter Heiland were elected to the Board of Directors of the Company. On August 13, 2012, in connection with their election to the Board of Directors, Messrs. Hamot and Heiland each received an equity grant of 38,585 restricted shares of common stock of the Company, vesting in four equal quarterly installments commencing on the date of grant, and a sign-on grant of 28,939 shares of common stock of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)              Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
99.1	Press Release
99.2	Earnings Call Transcript

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: August 17, 2012	By:	/s/ Barak Bar-Cohen
Barak Bar-Cohen
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release
99.2	Earnings Call Transcript

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